UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21257

                   MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
               (Exact name of registrant as specified in charter)

                                    --------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-410-237-5223

                     DATE OF FISCAL YEAR END: MARCH 31, 2006

                    DATE OF REPORTING PERIOD: MARCH 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
ANNUAL REPORT
MARCH 31, 2006




MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
CONTENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


                                                                         PAGE(S)


Fund Commentary (unaudited)....................................................3

Report of Independent Registered Public Accounting Firm........................6

FINANCIAL STATEMENTS

Schedule of Investments........................................................7

Statement of Assets and Liabilities............................................9

Statement of Operations.......................................................10

Statements of Changes in Members' Capital.....................................11

Statement of Cash Flows.......................................................12

Financial Highlights..........................................................13

Notes to Financial Statements.................................................14

Liquidity of Investment Funds (unaudited).....................................20

Directors and Officers of the Fund (unaudited)................................21

Report of Special Meeting of Members (unaudited)..............................24

Board Approval of Investment Management Agreement (unaudited).................25

Other Information (unaudited).................................................28

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

Dear Members:

Mercantile Alternative Strategies Fund (the "Fund") gained 9.99%, net of all fees, expenses and incentive allocations, for the 12 months ended March 31, 2006 (the "Reporting Period"). In comparison, the Russell 2000 Index returned 25.85% for the same period.

The Fund produced positive returns in ten of the 12 months ended March 31, 2006. While lagging the performance of the broad small-cap equity market, it is important to note that the Fund's standard deviation, a commonly used statistical measure of portfolio volatility and risk, was significantly lower than that of the Russell 2000 Index for the 12-month period. Specifically, the Fund had an annualized standard deviation of just 4.00% for the period, compared to a 15.60% annualized standard deviation for the Russell 2000 Index.

MARKET AND ECONOMIC REVIEW

During much of 2005 - i.e., the first nine months of the fiscal year, equity markets posted solid gains, as corporate earnings and cash flows grew. Business strength and high cash levels prompted companies to buy back shares, retire debt and merge with other companies. Such a spate of corporate events proved particularly fortuitous for the Fund's long/short equity and event driven strategy sub-funds. Another factor affecting the equity markets during these months was the U.S. Federal Reserve Board (the Fed). While investors pondered every Fed governor's utterance and hoped for any sign of an end to its current tightening regime, the Fed continued to tighten the targeted federal funds rate 25 basis points (0.25%) at each of its six meetings. The targeted federal funds rate stood at 4.25% at the end of December 2005. Smaller-cap stocks performed better than large-cap stocks during the nine months ended December 31, 2005. Within the small-cap sector, growth stocks outperformed value stocks during this period.

Equity markets got off to a strong start in 2006, with the first quarter of the new year producing the best performance since the fourth quarter of 2004. The Fed continued to raise interest rates 25 basis points per meeting, once in January and once in March, bringing the targeted federal funds rate to 4.75% under the new leadership of Ben Bernanke who became Fed Chairman after Alan Greenspan retired at the end of January. Smaller-cap stocks performed particularly well, outperforming both large-cap and mid-cap stocks, with a quarterly return of 13.94%. However, this strong quarterly performance did not come without significant volatility. After gaining 8.97% in January, the Russell 2000 Index lost 0.28% in February before closing up 4.85% in March. Indeed, while the market showed great resilience, such volatility was in large part due to persistent worries about interest rates, about geopolitics and about inflation. The Fed indicated in its March 28 statement that it would likely continue to raise interest rates over the near term. Crude oil prices rose 9.16% to more than $66 per barrel upon political problems and/or supply disruptions in Iran, Iraq, Venezuela and Nigeria. For the Reporting Period, consumer prices rose 3.4%, according to the latest available government data. Within the small-cap sector, value stocks outperformed growth stocks during the equity market decline in February, but growth stocks outpaced value stocks for the first quarter of 2006 as a whole During the Reporting Period, Robeco-Sage Capital Management maintained its goal of increasing portfolio risk-taking to be consistent with the Fund's stated objectives and at the same time enhancing both sub-fund manager and hedge fund strategy diversification so that no one manager or strategy may dominate performance.

FUND REVIEW

In so doing, we redeemed five of the Fund's 26 managers and added five managers, such that there continued to be 26 managers at March 31, 2006. We sought managers who, in our view, have well-

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

articulated investment processes for return generation and demonstrated abilities to manage portfolio risk exposures. We also sought managers who we believe can generate returns through security selection versus significant long market exposures. Of the managers redeemed, two were long-short equity, one was event-driven and one was a relative-value manager. Two of the managers were redeemed primarily for negative organizational issues and three of the managers were redeemed for investment-related reasons. The Fund's assets continued to be invested primarily with managers focusing on smaller companies, typically less than $5 billion in capitalization. Of the 26 hedge funds in the Fund at the end of March 2006, all 26 generated positive returns for the Reporting Period. Of the redeemed managers who contributed to returns during the fiscal year, one generated positive returns and two generated negative returns.

We categorized the Fund's strategies into three main components. The first is long/short equity strategies with a small-cap emphasis, where our goal is to normally allocate between 50%-75% of Fund assets. The other two are event driven strategies and relative value strategies with an emphasis in both components on those specific strategies correlated with small-cap returns. The non-long/short equity components are meant to enhance the Fund's risk-adjusted returns and help manage portfolio risk. While each of the three strategy components employed in the Fund generated positive absolute returns, on a relative basis the gross cumulative returns produced by each component underperformed the Russell 2000 Index for the Reporting Period.

o LONG/SHORT EQUITY STRATEGIES - Long/short equity strategies contributed most positively to the Fund's annual return, due primarily to increased risk-taking at the manager level combined with a market focused on company fundamentals rather than on broader macroeconomic concerns. Given the overall Fund's focus on selection stockpickers, versus those managers who are merely long the market, these managers' returns did not keep pace with the overall market. Nonetheless, strong global equity markets and evidence of good stock-picking supported these managers' performance as well. While each of the sub-strategies within this component produced positive double-digit returns, the long-biased managers performed best, with the strong small-cap equity market of the period a wind at their backs. The highly-hedged managers lagged in comparison, as significant short positions on their books detracted from performance. Of those managers added during the Reporting Period, four were long/short equity managers--one that implements a global value-oriented strategy, one that emphasizes technology-related equities, one that uses an opportunistic/thematic strategy and one that employs a variable exposure strategy. Three of the managers redeemed were also long/short equity managers. With these changes, the Fund's allocation to this component shifted from 66.7% of Fund assets at the end of March 2005 to an allocation of 65.7% of Fund assets in these strategies at the end of March 2006. Long/short equity strategies are tactical strategies whereby managers buy long undervalued positions and sell short overvalued positions.

o EVENT DRIVEN STRATEGIES - Event driven strategies, while producing positive absolute returns, was the worst-performing component of the Fund's strategies for the last three quarters of the Reporting Period on a relative basis. Within this component, the Fund benefited most during the Reporting Period from its catalyst-driven strategies, due primarily to manager specific positioning. For example, the Fund's
     European event driven equity positions particularly boosted this component. The component's activist strategies, on the other hand, were more modest contributors, again due to manage specific positioning. This varying performance demonstrates clearly the advantages of employing strategy diversification within the event driven component. We added one event driven manager that implements an activist strategy during the period and redeemed another that used a similar strategy. Overall, we modestly changed the Fund's allocation to these event driven strategies from approximately 15.2% of assets at the start of the fiscal year to 20.4% of assets at the end of the Reporting Period.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

     Event driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. Such funds typically employ medium-term holding periods.

o RELATIVE VALUE STRATEGIES - The relative value strategies of the Fund had a difficult first fiscal quarter, due to a meltdown in the convertible arbitrage market and a blow-up of the credit/ correlation trade. While we redeemed the Fund's convertible arbitrage manager during that first fiscal quarter, a modest exposure to convertible arbitrage sub-funds did detract from the Fund's annual performance. Conversely, the fixed income relative value sub-fund contributed double-digit positive returns, helping to buoy this component's overall annual positive performance. The Fund's fixed income relative value manager had correctly positioned its sub-fund for a continued rise in U.S. interest rates. Overall, the Fund's allocation to relative value strategies went from a 18.1% to 8.3% range through the Reporting Period. Relative value strategies are market-neutral investment strategies that seek to identify investments whose values are attractive, compared to similar securities, when risk, liquidity and return are taken into account.

STRATEGY AHEAD

We generally favor long/short equity strategies and event driven strategies in the months ahead, as we expect the market to continue rewarding fundamental research given benign equity valuations and robust corporate activity. In other words, the performance differential between companies with positive fundamental forecasts and those with poor outlooks has been, and we believe will continue to be, significant. We also anticipate an environment where companies remain flush with cash. As some of these companies reward shareholders with share repurchases and/or increased dividends and others lose value with misguided acquisitions, opportunities should abound for adept sub-fund managers to extract value. We are neutral in our view of opportunities within the relative value market longer-term, but we expect solid near-term performance from these strategies given a relatively cheap valuation base currently.

From a capitalization perspective, we believe investors may well continue to favor small-cap and mid-cap stocks over larger companies for the near term. Indeed, small-cap stocks have outperformed large-cap stocks every year since 2000. At this point, however, small-cap valuations exceed large-cap valuations. Thus, we may see investors begin to focus on opportunities in larger stocks. Any resultant increase in small-cap equity volatility would likely benefit the Fund.

Overall, we are pleased with the current positioning of the Fund and believe the changes we have implemented over the Reporting Period position the portfolio well for the coming months. While we may further increase the Fund's allocation to long/short equity strategies and shift away from relative value strategies going forward, we expect any changes in strategy allocation to be modest. Neither do we anticipate any significant change in the number of sub-funds in the portfolio. That said, we intend, of course, to continue to monitor and assess the merits of all managers and strategies employed in the Fund. We intend to continue implementing strategies that may enhance the performance of the Fund while carefully examining current market cycles going forward.

We appreciate your continued investment in Mercantile Alternative Strategies Fund, and we look forward to helping you meet your investment goals in the future.

Sincerely,

ROBECO-SAGE CAPITAL MANAGEMENT, LLC
April 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Members and Board of Directors of Mercantile Alternative Strategies Fund LLC:

We have audited the accompanying statement of assets and liabilities of Mercantile Alternative Strategies Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2006, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members' capital for the year ended March 31, 2005 and the financial highlights of the Fund for each of the three periods ended March 31, 2005, were audited by other auditors whose report, dated May 27, 2005, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment funds owned as of March 31, 2006 by correspondence with management of the underlying investment funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercantile Alternative Strategies Fund LLC as of March 31, 2006, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
May 25, 2006

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

35% Long/Short - Variable Exposure
20% Event Driven
17% Long/Short - Highly Hedged
14% Long/Short - Long Biased
 8% Macro
 6% Credit Trading

INVESTMENT FUNDS                                                      COST             VALUE       % OF NET ASSETS
CREDIT TRADING
    Cohanzick Absolute Return Partners, L.P.                       $  2,479,014     $  2,607,632             5.07%
                                                                  --------------  ---------------  ---------------
EVENT-DRIVEN
    Altima Global Special Situations Fund, L.P.                       1,250,000        1,374,438             2.67
    Centaurus Alpha Fund, L.P.                                        2,000,000        2,246,218             4.37
    Fir Tree Value Fund, L.P.                                         1,500,000        1,762,599             3.43
    LC Capital Partners, L.P.                                         1,647,224        2,665,730             5.18
    Perry Partners, L.P.                                              1,200,000        1,390,538             2.70
                                                                  --------------  ---------------  ---------------
             Total Event-Driven                                       7,597,224        9,439,523            18.35
LONG/SHORT - HIGHLY HEDGED
    Criterion Institutional Partners, L.P.                            2,000,000        2,390,068             4.65
    Front Point Value Discovery Fund                                  2,000,000        2,491,107             4.84
    Pennant Winward Fund, L.P.                                        1,600,000        1,804,808             3.51
    Triatto Partners, L.P.                                            1,000,000        1,068,915             2.08
                                                                  --------------  ---------------  ---------------
             Total Long/Short - Highly Hedged                         6,600,000        7,754,898            15.08
LONG/SHORT - LONG BIASED
    Clovis Capital Partners Institutional, L.P.                       2,000,000        2,586,931             5.03
    KBW Small Cap Financial Services, L.P.                            2,000,000        2,498,756             4.86
    Rosehill Saisei Fund, L.P.                                        1,100,000        1,441,933             2.80
                                                                  --------------  ---------------  ---------------
             Total Long/Short - Long Biased                           5,100,000        6,527,620            12.69

                                                                                                       (CONTINUED)

     The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT FUNDS (Continued)                                          COST             VALUE       % OF NET ASSETS
LONG/SHORT - VARIABLE EXPOSURE
    Amici Qualified Associates, L.P.                                 $1,800,000       $2,100,313             4.08%
    CCM Small Cap Value Fund, L.P.                                    1,127,969        1,650,028             3.21
    Delta Institutional, L.P.                                         1,328,352        3,192,030             6.21
    North Run Qualified Partners, L.P.                                2,000,000        2,099,022             4.08
    Rosehill Japan Fund, L.P.                                         1,000,000        1,108,764             2.15
    Savannah-Baltimore, L.P.                                          1,000,000        1,117,128             2.17
    Tracer Capital Partners QP, L.P.                                  2,000,000        2,311,600             4.49
    Walker Smith Capital (QP), L.P.                                   1,813,938        2,560,665             4.98
                                                                  --------------  ---------------  ---------------
             Total Long/Short - Variable Exposure                    12,070,259       16,139,550            31.37
MACRO
    Bridgewater Pure Alpha Fund Trading Company, Ltd.                 2,000,000        2,139,470             4.16
    Wexford Spectrum Fund, L.P.                                       1,500,000        1,691,564             3.29
                                                                  --------------  ---------------  ---------------
             Total Macro                                              3,500,000        3,831,034             7.45
                                                                  --------------  ---------------  ---------------
             Total Investments                                     $ 37,346,497     $ 46,300,257            90.01 %
                                                                  --------------  ---------------  ---------------

    As of March 31, 2006, the value of the Fund's investments by country as a percentage of members' capital is as follows:

           COUNTRY                             COST                 VALUE
       British Virgin Islands - 4.16%      $  2,000,000         $  2,139,470
       United States - 85.85%                35,346,497           44,160,787
                                          ----------------     ----------------
                                           $ 37,346,497         $ 46,300,257
                                          ================     ================

The aggregate cost of investments for tax purposes was $37,346,497. Net unrealized appreciation on investments for tax purposes was $8,953,760 consisting of $8,953,760 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 90.01% of members' capital, have been valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $37,346,497)                        $  46,300,257
Cash and cash equivalents                                             433,672
Restricted cash                                                       651,851
Receivable from fund investments sold*                              5,235,372
Fund investments made in advance                                    4,100,000
Prepaid expenses                                                        7,175
Dividends receivable                                                    2,095
                                                               ---------------
             Total assets                                          56,730,422
                                                               ---------------
LIABILITIES
Line of credit payable                                              3,800,000
Note payable for tender offer                                         651,851
Incentive fee payable                                                 531,050
Management fee payable                                                161,466
Administration fee payable                                             23,864
Other accrued expenses                                                122,215
                                                               ---------------
             Total liabilities                                      5,290,446
                                                               ---------------
             Net assets                                         $  51,439,976
                                                               ---------------
MEMBERS' CAPITAL
Capital                                                         $  40,315,937
Accumulated net investment loss                                    (4,373,066)
Accumulated net realized gain on investments                        6,543,345
Net unrealized appreciation on investments                          8,953,760
                                                               ---------------
             Members' capital                                   $  51,439,976
                                                               ---------------


* A portion of this receivable is held as collateral for the open line of credit, see Note 7.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend income                                                     $    39,227
                                                                   -------------
OPERATING EXPENSES
Management fees                                                         641,562
Incentive fees                                                          531,050
Administration fees                                                     363,294
Member servicing fees                                                   125,502
Professional fees                                                       154,531
Directors fees and expenses                                              67,108
Line of credit fees                                                      23,067
Interest expense                                                         10,565
Custodian fees                                                            5,068
Printing fees                                                             4,915
Registration fees                                                         1,600
Other expenses                                                           45,539
                                                                   -------------
             Total operating expenses                                 1,973,801
Administration fees waived                                             (261,926)
Member servicing fees waived                                           (125,502)
                                                                   -------------
             Net operating expenses                                   1,586,373
                                                                   -------------
             Net investment loss                                     (1,547,146)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                      3,236,703
Net change in unrealized appreciation on investments                  3,091,738
                                                                   -------------
             Net realized and unrealized gain on investments          6,328,441
                                                                   -------------
Net increase in members' capital from operating activities          $ 4,781,295
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                        MANAGING    LIMITED INTEREST
                                                         MEMBER          MEMBERS          TOTAL
FOR THE YEAR ENDED MARCH 31, 2005

FROM OPERATING ACTIVITIES
Net investment loss                                  $   (2,267)     $ (1,344,945)    $ (1,347,212)
Net realized gain on investments                          7,179         3,687,337        3,694,516
Net change in unrealized appreciation
on investments                                              437           224,619          225,056
                                                    -------------   ---------------  --------------
             Net increase in members' capital
             from operating activities                    5,349         2,567,011        2,572,360
                                                    -------------   ---------------  --------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                              -         2,287,000        2,287,000
Costs of Interests repurchased                         (116,524)       (3,887,607)      (4,004,131)
                                                    -------------   ---------------  --------------
             Net decrease in members' capital
             from capital transactions                 (116,524)       (1,600,607)      (1,717,131)
                                                    -------------   ---------------  --------------
MEMBERS' CAPITAL
Balance at March 31, 2004                               111,175        49,249,209       49,360,384
                                                    -------------   ---------------  --------------
Balance at March 31, 2005                            $        -      $ 50,215,613     $ 50,215,613
                                                    -------------   ---------------  --------------

FOR THE YEAR ENDED MARCH 31, 2006

FROM OPERATING ACTIVITIES
Net investment loss                                  $        -      $ (1,547,146)    $ (1,547,146)
Net realized gain on investments                              -         3,236,703        3,236,703
Net change in unrealized appreciation
on investments                                                -         3,091,738        3,091,738
                                                    -------------   ---------------  --------------
             Net increase in members' capital
             from operating activities                        -         4,781,295        4,781,295
                                                    -------------   ---------------  --------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                              -         2,963,000        2,963,000
Costs of Interests repurchased                                -        (6,519,932)      (6,519,932)
                                                    -------------   ---------------  --------------
             Net decrease in members' capital
             from capital transactions                        -        (3,556,932)      (3,556,932)
                                                    -------------   ---------------  --------------
MEMBERS' CAPITAL
Balance at March 31, 2005                                     -        50,215,613       50,215,613
                                                    -------------   ---------------  --------------

Balance at March 31, 2006                            $        -      $ 51,439,976     $ 51,439,976
                                                    -------------   ---------------  --------------




    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations                                         $    4,781,295
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
    Net change in unrealized appreciation on investments                               (3,091,738)
    Net realized gain on investments                                                   (3,236,703)
    Purchases of investments                                                          (14,829,015)
    Proceeds from the sale of investments                                              15,606,789
    Decrease in prepaid expenses                                                           16,003
    Increase in dividends receivable                                                       (1,196)
    Increase in restricted cash                                                          (251,438)
    Increase in incentive fee payable                                                     258,371
    Increase in management fee payable                                                      3,222
    Decrease in administration fee payable                                                 (1,322)
    Decrease in other accrued expenses                                                    (22,469)
                                                                                  ----------------
             Net cash used in operating activities                                       (768,201)
                                                                                  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                                   2,105,000
Capital withdrawals                                                                    (6,519,932)
Proceeds from line of credit                                                            8,375,000
Repayment of line of credit                                                            (4,575,000)
Increase in note payable for tender offer                                                 251,438
                                                                                  ----------------
             Net cash used in financing activities                                       (363,494)
                                                                                  ----------------
             Net decrease in cash and cash equivalents                                 (1,131,695)

CASH AND CASH EQUIVALENTS
Beginning of year                                                                       1,565,367
                                                                                  ----------------
End of year                                                                        $      433,672
                                                                                  ----------------


SUPPLEMENTAL INFORMATION:
Interest paid on loan facility borrowings                                          $       10,565
                                                                                  ----------------


    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------

                                                                                                 DECEMBER
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED   30, 2002*-
                                                     MARCH 31,       MARCH 31,       MARCH 31,    MARCH 31,
                                                      2006             2005            2004         2003
TOTAL RETURN                                        ------------  ------------   ------------   ------------
Total return before incentive fee (1)                     11.10 %        5.96 %        11.67 %         0.94 % (4)
Incentive fee                                             (1.11)        (0.57)         (1.13)         (0.09)
                                                    ------------  ------------   ------------   ------------
           Total return after incentive fee (1)            9.99 %        5.39 %        10.54 %         0.85 % (4)
                                                    ------------  ------------   ------------   ------------
Net assets, end of year (000's)                       $  51,440     $  50,216      $  49,360      $  25,313
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio
   Net investment loss, before waivers                    (3.83)%       (3.51)%        (4.01)%        (4.58)% (3)
   Net investment loss, net of waivers                    (3.06)%       (2.76)%        (3.23)%        (3.82)% (3)
Expense ratio before incentive fee
   Operating expenses, before waivers (2)                  2.86 %        2.99 %         3.02 %         4.22 % (3)
   Operating expenses, net of waivers (2)                  2.09 %        2.24 %         2.24 %         3.47 % (3)
Expense ratio, net of waivers after incentive fee
   Expense ratio, net of waivers                           2.09 %        2.24 %         2.24 %         3.47 % (3)
   Incentive fee                                           1.05 %        0.56 %         1.03 %         0.37 % (3)
     Expense ratio, net of waivers
                                                    ------------  ------------   ------------   ------------
       after incentive fee                                 3.14 %        2.80 %         3.27 %         3.84 % (3)
                                                    ------------  ------------   ------------   ------------
Portfolio turnover rate                                   21.76 %        49.95 %        9.28 %         0.00 % (4)

 *  Commencement of investment operations.
(1) Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.
(2) Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.
(3) Annualized.
(4) Not annualized.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

 1.   ORGANIZATION

      Mercantile Alternative Strategies Fund LLC (the "Fund") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, investment management company.

      The Fund seeks attractive risk adjusted rate of returns with a risk profile that is significantly lower than that of traditional "long only" funds with small cap market exposure. The Fund achieves its goal principally through investing substantially all of its assets in privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-cap and micro-cap focus. These investment strategies allow Investment Managers the flexibility to leverage, short-sell and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 0% to 30% of net profits annually. The Fund commenced investment operations on December 30, 2002.

      The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

      Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring.

      On August 11, 2005, the Board approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the members at a special meeting held on October 7, 2005, and the Fund currently has pending at the Securities and Exchange Commission an amendment to its registration statement to implement the plan. Under the plan, the Fund will transfer all of its investable assets, including its interests in the underlying investment funds (the Fund's "Underlying Investment Funds Portfolio"), to a new master fund; a registered, non-diversified, closed-end investment company that was organized as a Delaware limited liability company on August 4, 2005. After transferring its Underlying Investment Funds Portfolio, the Fund expects to invest substantially all its investable assets in the master fund going forward. The Master Fund will pursue its investment objective by continuing the investment program of the Fund and investing substantially all of its investable assets in pooled investment vehicles (hedge funds) that have a range of investment strategies and that are managed by independent investment managers. There will be no material difference between the investment objective and restrictions of the Master Fund and the current investment objective and restrictions of the Fund. MCA will continue to serve as investment manager of the Fund and will also serve as investment manager of the master fund.

      MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


      MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T") which is a wholly owned subsidiary of Mercantile Bankshares Corporation ("MBC"), a financial holding company. At March 31, 2006, MBC had a capital balance in the Fund of $23,354,179.

      Initial and additional subscriptions for limited liability company interests ("Interests") by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of the Managing Member. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

      The Fund began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

 2. SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

      A. PORTFOLIO VALUATION
         The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

         Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

         Investments in mutual funds are valued at the closing net asset value per share on the date of valuation.

         Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

      B. INCOME RECOGNITION AND SECURITY TRANSACTIONS
         Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

         Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

      C. FUND EXPENSES
         The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved by the Board.

      D. INCOME TAXES
         The Fund intends to be treated as a partnership for federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

      E. DISTRIBUTION POLICY
         The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

      F. CASH AND CASH EQUIVALENTS
         The Fund treats all highly liquid financial instruments with an original maturity of three months or less as cash equivalents. At March 31, 2006, cash and cash equivalents consisted of an investment in a money market fund ($433,672).

      G. CAPITAL ACCOUNTS
         Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


      H. RESTRICTED CASH
         The Fund holds non-interest bearing restricted cash which serves as collateral for the note payable for tender offer.

      I. USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however actual results could differ from these estimates.

 3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

      The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA is paid an annual incentive fee, payable at the fiscal year-end equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount.

      MCA has entered into an investment advisory agreement with Robeco-Sage Capital Management, LLC (the "Advisor"), to advise the Fund. The Advisor is responsible for providing day-to-day investment management services to the Fund. In consideration for such services, MCA pays the Advisor half of the management and incentive fees earned from the Fund.

      The Fund has also retained MCA to serve as the administrator to the Fund. The Fund pays MCA an administration fee at the annual rate equal to 0.70% of the Fund's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to limit the annual administration fees payable by the Fund to 0.20% of the Fund's net assets. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Fund's sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided MCA pays SEI a fee pursuant to a written agreement between MCA and SEI.

      Until November 18, 2005, the Fund had a Member Servicing Agreement with MCA, whereby MCA would perform or enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), perform investor services for its customers who are members of the Fund. Under the Member Servicing Agreement, the Fund would pay a fee monthly at an annualized rate of up to 0.25% of the net asset value of the Fund to reimburse MCA for such services or payments made to Member Service Providers. During the period April 1, 2005 to November 18, 2005, MCA waived all member servicing fees.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
      SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee based on month-end net assets, at an annual rate of up to 0.01%.

      Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2006 were $67,108.

 4. CONCENTRATION OF RISK

      The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

      Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

      In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

 5. INVESTMENT TRANSACTIONS

      For the year ended March 31, 2006, purchases and sales of investments (excluding short-term securities) were $10,729,015 and $19,969,122, respectively.

 6. TENDER OFFERS

      On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2005. Tenders in the amounts of $479,373 and $4,400,000 were received and accepted by the Fund from other limited interest members and MBC, respectively. The Fund paid the initial payment on July 29, 2005 in the amount of $4,391,872; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

      On September 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2005. Tenders in the amount of $1,125,000 and $515,559 were received and accepted by the Fund from MBC and other limited members, respectively. The Fund paid the initial payment on February 2, 2006 in the amount of $1,479,147; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit.

      On March 1, 2006, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2006. Tenders with an estimated value in the amount of $2,555,410

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

      were received and accepted by the Fund from limited members. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2006; the remaining amount will be paid promptly after completion of the Fund's March 31, 2007 year end audit.

7. LINE OF CREDIT

      The Fund has established a line of credit with Boston Private Bank & Trust Company, ("Boston Private"). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 20% of its net assets or $5 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund pays a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. During the year ended March 31, 2006, the Fund had average borrowings of $1,580,405 over an average period of 18 days at an average interest rate of 7.777% ($10,565). At March 31, 2006, the Fund had $3,800,000 in borrowings outstanding.

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

      In August 2005, the Board selected Deloitte & Touche LLP (Deloitte & Touche) to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending March 31, 2006. The decision to select Deloitte & Touche was approved by the members in October 2005. The selection of Deloitte & Touche does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of the Fund's prior auditor. For more information see the Report of Special Meeting of Members on the following pages.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                                   LIQUIDITY
 Altima Global Special Situations Fund, L.P.                       Quarterly
 Amici Qualified Associates, L.P.                                  Quarterly
 Bridgewater Pure Alpha Fund Trading Company, Ltd.                   Monthly
 CCM Small Cap Value Fund, L.P.                                     Quarterly
 Centaurus Alpha Fund, L.P.                                          Monthly
 Clovis Capital Partners Institutional, L.P.                        Quarterly
 Cohanzick Absolute Return Partners, L.P.                           Quarterly
 Criterion Institutional Partners, L.P.                             Quarterly
 Delta Institutional, L.P.                                          Quarterly
 Fir Tree Value Fund, L.P.                                         Bi-annually
 Front Point Value Discovery Fund                                   Quarterly
 KBW Small Cap Financial Services, L.P.                           Semi-annually
 LC Capital Partners, L.P.                                          Quarterly
 North Run Qualified Partners, L.P.                                 Quarterly
 Pennant Winward Fund, L.P.                                         Quarterly
 Perry Partners, L.P.                                               Annually
 Rosehill Japan Fund, L.P.                                          Quarterly
 Rosehill Saisei Fund, L.P.                                         Annually
 Savannah-Baltimore, L.P.                                           Quarterly
 Tracer Capital Partners QP, L.P.                                   Quarterly
 Triatto Partners, L.P.                                              Monthly
 Walker Smith Capital (QP), L.P.                                    Quarterly
 Wexford Spectrum Fund, L.P.                                        Quarterly

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o Mercantile Alternative Strategies Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
NAME AND AGE                       POSITION(S)    LENGTH OF   PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS HELD BY
                                   HELD WITH      TIME        DURING PAST                  DIRECTOR
                                   FUND           SERVED      5 YEARS
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
L. White Matthews, III             Director       Since 2003  Retired since 2001;          Mercantile Absolute Return Fund
Age: 59                                                       Chairman, Ceridian           LLC; Mercantile Long-Short
                                                              Corporation, 2006 to         Manager Fund LLC; Mercantile
                                                              present; Director,           Funds, Inc. (15 portfolios);
                                                              Executive Vice President     Matrixx Initiatives, Inc.
                                                              and Chief Financial          pharmaceuticals); Imation Corp.
                                                              Officer, Ecolab, Inc.        (data storage products);
                                                              (cleaning products and       Montague Neshell Corp.;
                                                              services) 1999-2001.         Cerilison Corp.
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
Edward D. Miller                   Director       Since 2002  Dean and Chief Executive     Mercantile Absolute Return Fund
Age: 63                                                       Officer, Johns Hopkins       LLC; Mercantile Long-Short
                                                              Medicine. January            Manager Fund LLC; Mercantile
                                                              1997 to present.             Funds, Inc. (15 portfolios);
                                                                                           Bradmer Pharmaceuticals Inc.
                                                                                           (pharmaceuticals).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
John R. Murphy                     Director and   Since 2002  Vice Chairman, National      Mercantile Absolute Return Fund
Age: 72                            Chairman of                Geographic Society.          LLC; Mercantile Long-Short
                                   the Board                                               Manager Fund LLC; Mercantile
                                                                                           Funds, Inc. (15 portfolios).
                                                                                           Omnicom Group, Inc. (media and
                                                                                           marketing services).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
Thomas L. Owsley                   Director       Since 2005  Retired since August 2004;   Mercantile Absolute Return Fund
Age: 65                                                       President, Chief Executive   LLC; Mercantile Long-Short
                                                              Officer and Chief            Manager Fund LLC; Mercantile
                                                              Operating Officer, Crown     Funds, Inc. (15 portfolios);
                                                              Central Petroleum            Telos Corporation (government
                                                              Corporation 2003 to August   contracts).
                                                              2004: Senior Vice
                                                              President, General Counsel
                                                              and Corporate Secretary
                                                              2001 to 2003: Senior Vice
                                                              President and Chief Legal
                                                              Officer 1998 to 2001.
---------------------------------- -------------- ----------- ---------------------------- ---------------------------------
George R. Packard, III             Director       Since 2002  President, U.S. Japan        Mercantile Absolute Return Fund
Age: 73                                                       Foundation.                  LLC; Mercantile Long-Short
                                                                                           Manager Fund LLC; Mercantile
                                                                                           Funds, Inc. (15 portfolios).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

INTERESTED DIRECTOR
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
NAME AND AGE                       POSITION       LENGTH OF   PRINCIPAL OCCUPATION         OTHER DIRECTORSHIPS HELD BY
                                   HELD WITH      TIME        DURING PAST 5 YEARS          DIRECTOR
                                   FUND           SERVED
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------
Decatur H. Miller ((1))            Director       Since 2002  Retired.                     Mercantile Absolute Return Fund
Age: 73                                                                                    LLC; Mercantile Long-Short
                                                                                           Manager Fund LLC; Mercantile
                                                                                           Funds, Inc. (15 portfolios).
---------------------------------- -------------- ----------- ---------------------------- ----------------------------------

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which MSD&T, the parent company of MCA, is also a co-trustee.

OFFICERS OF THE FUND
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

----------------------------------------------------------------------------------------------------------------------------
NAME AND AGE                 POSITION(S)    LENGTH OF                        PRINCIPAL OCCUPATION(S)
                           HELD WITH FUND  TIME SERVED                         DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Kevin A. McCreadie         President       Since 2004  Executive Vice President of the Fund from 2003 to March 2004.
Age: 45                                                President, MCA since 2004; Chief Investment Officer, MCA and MSD&T since 2002; Partner, Brown Investment Advisory & Trust Company from
                                                       1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux         Assistant Vice  Since 2004  President, EJV Financial Services (consulting) since 2002;
Age: 62                    President and               Director, Deutsche Asset Management ("DeAM") from 1987 to 2002.
                           Chief
                           Compliance
                           Officer
----------------------------------------------------------------------------------------------------------------------------
Scott J. Liotta            Treasurer       Since 2005  Vice President, MSD&T since 2003 and MCA since 2005; Vice
Age: 41                                                President, ProFund Advisors LLC from 1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------
Jennifer E. Vollmer        Secretary       Since 2002  Vice President, MCA and MSD&T since 2001; Associate, DeAM from 1999
Age: 34                                                to 2001.
----------------------------------------------------------------------------------------------------------------------------
Savonne L. Ferguson        Assistant       Since 2004  Assistant Vice President, MCA and MSD&T since 2002; DeAM Associate
Age: 32                    Secretary                   (2002) from 1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
REPORT OF SPECIAL MEETING OF MEMBERS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

Below are the results from a special meeting of members held October 7, 2005.

PROPOSAL NO. 1 - The election of a Board of six (6) Directors of the Fund.

          o 89.72% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0% of ownership interests abstained from voting.

PROPOSAL NO. 2 - The approval of the conversion of the Fund into a feeder fund as part of the proposed master-feeder structure and the modification of the fundamental investment restrictions and investment objective of the Fund to permit the implementation of the proposed master-feeder structure.

          o 89.56% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0.16% of ownership interests abstained from voting.

PROPOSAL NO. 3 - The approval of the reclassification of the investment objective of the Fund as non-fundamental.

          o 89.56% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0.16% of ownership interests abstained from voting.

PROPOSAL NO. 4 - The approval of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Fund.

          o 89.56% of ownership interests of the Fund voted for the proposal, 0% of ownership interests voted against and 0.16% of ownership interests abstained from voting.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
REPORT OF SPECIAL MEETING OF MEMBERS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on November 17, 2005, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Fund's Investment Management Agreement with MCA for an additional one-year period. In addition, the Directors of the Fund approved an amended investment management agreement between MCA and the Fund and the Directors of the Mercantile Alternative Strategies Master Fund LLC (the "Master Fund"), who are also Directors of the Fund, approved an investment management agreement between MCA and the Master Fund (the "Master Fund Investment Management Agreement"), both of which were to take effect as of the date of the commencement of the master-feeder structure that was approved at a special meeting of the Members of the Fund on October 7, 2005. (The Fund's Investment Management Agreement, its amended investment management agreement and the Master Fund Investment Management Agreement are collectively referred to herein as the "Investment Management Agreements"). In voting to approve each of the Investment Management Agreements, the Directors considered whether such approval would be in the best interests of the Fund and its Members, an evaluation based primarily on the nature and quality of the services provided by MCA and the overall fairness of the Investment Management Agreements. Based on their evaluation of all material factors, including those described below, the Directors concluded that the terms of the Investment Management Agreements were reasonable and fair and in the best interests of the Fund and it's Members.

In connection with such approval, the Directors considered, with the assistance of their independent legal counsel, their legal responsibilities and reviewed materials received from MCA. The materials were requested by counsel to the Directors, who is independent of MCA, on behalf of the Directors and contained specific information to assist the Directors in their consideration of the Investment Management Agreements. The Directors carefully evaluated these materials with the management of MCA and the Fund, and were advised by counsel to the Fund and independent counsel to the Directors with respect to their deliberations. The Directors also reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the approval of the Investment Management Agreements. The Directors also discussed approval of the Investment Management Agreements in an executive session with counsel to the Fund and independent counsel to the Directors, at which no representatives of MCA were present.

In reaching their determination to approve each of the Investment Management Agreements, the Directors considered all of the factors they believed to be relevant, including: (1) the nature, extent and quality of services rendered or to be rendered by MCA; (2) the Management Fee, the Incentive Fee and the total expense ratios of the Fund and the Master Fund compared to other registered funds of hedge funds, including the expense limitations provided in the Expense Limitation Agreement; (3) a report showing the annual performance of the Fund compared to relevant market indices; (4) a report on MCA's profitability related to providing investment management services to the Fund prior to the Fund's reorganization into a master-feeder structure, after taking into account (i) the Management Fee, the Incentive Fee, the Administrative Fee and any other benefits realized by MCA or any of its affiliates as a result of its role as investment manager to the Fund and (ii) the direct and indirect expenses incurred by MCA in providing such investment management services to the Fund; (5) information about fees charged by MCA to other comparable clients; and (6) the extent to which economies of scale would be

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
REPORT OF SPECIAL MEETING OF MEMBERS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

realized under the master-feeder structure and whether fee levels reflect these economies of scale for the benefit of Members. The Directors also considered that as a result of the master-feeder restructuring, the amended investment advisory agreement for the Fund would bifurcate the fees paid to MCA since MCA would be providing investment management services to the Master Fund and that the Management Fee would be calculated based on the Master Fund's net assets and paid by the Master Fund while the Incentive Fee would be calculated based on Members' net profits and paid by the Fund.

In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed that each Director attributed different weights to the various factors.

The Directors considered the nature, extent and quality of investment management services to be provided by MCA under the Investment Management Agreements. The Investment Management Agreements authorize MCA to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under MCA's supervision, provided that any compensation payable to an investment adviser shall be paid by MCA. MCA also provides the Fund, and is to continue to provide the Fund and the Master Fund, with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Fund or the Master Fund) and executive and other personnel as are necessary for their respective operations. The Directors also considered MCA's compliance program and the enhancements made in light of new regulatory requirements. The Directors noted that the services provided, and to be provided by MCA draw on, and benefit from, the resources of the larger organization of MCA's direct parent company, MSD&T. The Directors considered MCA's procedures for monitoring the investment activities of the investment adviser. Based on this review, the Directors concluded that MCA had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors considered the Management Fee and Incentive Fee as well as the current and expected total expense ratios of the Fund and the Master Fund in comparison to the fees and expenses of the peer group of investment companies similar to the Fund provided by MCA from publicly available sources. The Directors recognized that it is difficult to make comparisons of investment management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors also considered that MCA had agreed to enter into an Expense Limitation Agreement with the Fund as a result of the master-feeder restructuring, which would become effective upon the operational date of the restructuring. The Directors noted that the Fund's assets have not yet grown to the point where it would be necessary to reassess the extent to which further economies of scale could be realized with respect to the Fund or the Master Fund. In addition, the Directors considered that Mercantile does not provide advisory services to other accounts with similar investment objectives, but does provide services to accounts with the same fund of funds investment structure. Based upon their review, the Directors concluded that the Management Fee and Incentive Fee were fair and reasonable.

The Directors also considered the annual returns of the Fund since inception through September 30, 2005, the calendar years 2003 and 2004, and the year-to-date through September 30, 2005 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the Fund's portfolio). The comparative information showed that the Fund outperformed the

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
REPORT OF SPECIAL MEETING OF MEMBERS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


annual returns of the HFRX Equity Hedge Index since inception, for the calendar year 2004 and for the year-to-date through September 30, 2005. The Directors concluded that the Fund's performance was satisfactory. In addition to the performance information received by the Directors for the November 17, 2005 meeting, the Directors routinely receive detailed performance information with respect to the Fund at other regular Board meetings.

The Directors also considered the costs to MCA in providing services to the Fund and MCA's profitability from its overall association with the Fund. At the request of the Directors, MCA provided information concerning the profitability of MCA's investment management activities from January 1, 2005 to September 30, 2005 and the most recent audited financial statement of its parent company, MBC. The information considered by the Directors included MCA's operating profit margin with respect to services provided to the Fund. The Directors reviewed the methods of cost allocation used by MCA in preparing the profitability data. MCA believes that the methods of allocation used were reasonable, but noted the limitations inherent in allocating costs to multiple products served by an organization such as MCA where each product draws on, and benefits from, the research and other resources of a large organization. The Directors recognized the difficulty in making comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager's capital structure and cost of capital. The Directors recognized that MCA should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides and, based on their review, concluded that MCA's level of profitability from its relationship with the Fund was not excessive.

The Directors concluded that based on the services that MCA provides to the Fund and is expected to provide to the Master Fund under the Investment Management Agreements and the expenses incurred by MCA in the performance of such services, the compensation to be paid to MCA was fair and reasonable. The Directors concluded that the overall arrangements between the Fund, Master Fund and MCA, as provided in the Investment Management Agreements, are fair and reasonable in light of the services performed, expenses incurred and other such relevant factors.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-551-2145; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

INVESTMENT MANAGER AND ADMINISTRATOR
Mercantile Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

This report is for members' information only.

ITEM 2.    CODE OF ETHICS.

The  registrant  has adopted a code of ethics that  applies to the  registrant's
principal   executive  officer,   principal   financial  officer  and  principal
accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is L. White Matthews, III. L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers, LLP ("PwC") related to the registrant.

PwC billed the registrant aggregate fees for services rendered to the registrant for the fiscal year 2005:



------------------ -----------------------------------------------------
                                        FISCAL 2005
------- ---------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees
                   services to the   services to       and services to
                   Fund that were    service           service
                   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require
                                     approved          pre-approval
------- ---------- ----------------- ----------------- -----------------
(a)     Audit          $43,700             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- -----------------
(c)     Tax            $33,333             N/A               N/A
        Fees

------- ---------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal year 2006:

------------------ -----------------------------------------------------
                                       FISCAL 2006
------- ---------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees
                   services to the   services to       and services to
                   Fund that were    service           service
                   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require
                                     approved          pre-approval
------- ---------- ----------------- ----------------- -----------------
(a)     Audit          $43,333             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- -----------------
(c)     Tax            $35,000             N/A               N/A
        Fees

------- ---------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- -----------------

Notes:
     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

   (e)(1) Not Applicable.

(e)(2)(a) Percentage of fees billed (by PwC) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- -----------------
                                               FISCAL 2005
                ---------------------------- -----------------
                Audit-Related Fees                  0%

                ---------------------------- -----------------
                Tax Fees                            0%

                ---------------------------- -----------------
                All Other Fees                      0%

                ---------------------------- -----------------

(e)(2)(b) Percentage of fees billed (by D&T) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- -----------------
                                               FISCAL 2006
                ---------------------------- -----------------
                Audit-Related Fees                  0%

                ---------------------------- -----------------
                Tax Fees                            0%

                ---------------------------- -----------------
                All Other Fees                      0%

                ---------------------------- -----------------

(f)      Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by PwC for the fiscal year 2005 were $0.

(g)(2) The aggregate non-audit fees and services billed by D&T for the fiscal year 2006 were $0.

(h)       Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. ("MCA"), as a part of the general management of each Company, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegated the responsibility for voting proxies to the registrant's investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit C to this Form.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES


(a)(1)    Portfolio Managers

     Robeco-Sage Capital Management L.L.C. d/b/a Sage Capital Management, a limited liability company organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation, and subsidiary of Robeco Groep, N.V. As of December 31, 2005, Robeco's total assets under management were approximately 131.6 billion euros ($155.2 billion), of which approximately $1 billion was managed by the Adviser. The Adviser's offices are located at 909 Third Avenue, New York, NY 10022.

     Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles. Robeco is part of the Rabobank Group. Founded as a cooperative of Dutch agricultural banks, Rabobank Group has approximately 375 member banks and several subsidiaries now focusing on the food and agribusiness industry. The cooperative's global investment banking arm, Rabobank International, has approximately 140 branches in 35 countries.

     The Adviser was founded in 1994 by a group of former general partners of Goldman Sachs. The day-to-day management of the Master Fund's portfolio will be the responsibility of Paul S. Platkin, the Adviser's Chief Investment Officer, and Michael Murphy, the Adviser's Director of Research. Investment decisions for the Master Fund are made with oversight from the Adviser's Manager Selection Committee, comprised of Ronald S. Tauber, Peter A. Levy, Anne B. Farrell, Mr. Platkin and Mr. Murphy.

     RONALD S. TAUBER, Chief Executive Officer, Senior Managing Director, joined the Adviser in 1996. He was a General Partner of Goldman Sachs from 1981 to 1988, and until 1987 was Chief Operating Officer of its J. Aron (commodity) division. J. Aron & Co., where Mr. Tauber was Senior Vice President, was a privately held firm until its acquisition by Goldman Sachs in 1981. Mr. Tauber left Goldman Sachs in 1988 to become Chief Executive Officer of Rayner & Stonington. He was associated with that firm and its subsequent parent company until 1996 when he joined the Adviser. Mr. Tauber graduated from Brooklyn College with a BA in 1965 and from Harvard Law School with an LLB in 1968. He clerked for two years in the US District Court. He then joined the law firm of Stroock & Stroock & Lavan LLP and became a partner in 1977.

     Mr. Tauber is a member of the Strategy Selection & Allocation Committee, which determines overall strategy weightings and sub-strategy allocations for portfolios, and a member of the Manager Selection Committee, which is responsible for choosing investment managers based on overall portfolio fit.

     PETER A. LEVY, Senior Managing Director, joined the Adviser in 1993. He was made a General Partner of Goldman Sachs in 1968 and represented the firm on the floor of the New York Stock Exchange. In addition to heading up floor operations, his primary role was to trade the firm's proprietary equity positions. Mr. Levy trained in the Arbitrage Department of Goldman Sachs and in 1961 became a member of the New York Stock Exchange. Mr. Levy is a graduate of the University of Pennsylvania with a BS in Economics and has personally invested in hedge funds for over forty years.

     Mr. Levy is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee.

     ANNE BROWN FARRELL, Managing Director, joined the Adviser in 1994. She joined Goldman Sachs in 1973 and served as Vice President in the Fixed Income Division until 1983. She then founded Goldman Sach's futures & options business in Dallas. In 1987 she assumed responsibilities for recruiting and training in the Fixed Income Division. In 1990 she moved to the Trading Department. She retired from Goldman Sachs in 1994. Ms. Farrell graduated with a BA from Trinity College in 1971 and an MBA from Wharton in 1973.

     Ms. Farrell is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee.

     PAUL S. PLATKIN, CFA, Chief Investment Officer, Managing Director, joined the Adviser in 2003 as the firm's Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

     Mr. Platkin is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

     MICHAEL MURPHY, CFA, joined the Adviser in 2004 as a hedge fund analyst. He was most recently Head of Asset Management and Research at Norfolk Markets, LLC for two years, and prior to that spent two years as a Senior Alternative Investment Analyst at HSBC Republic. He served as a Portfolio Manager at Wafra Investment Advisory Group for three years. Prior to that, he was involved in marketing and sales at Calamos Asset Management, Inc. for three years. Mr. Murphy began his career with seven years at Lehman Brothers Inc. working with offshore mutual funds. Mr. Murphy holds a B.S. in Business Administration from Northeastern University.

     Mr. Murphy is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee. Mr. Murphy acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers' compensation in cash. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Master Fund or any other fund managed by the Adviser during such year, as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices that the senior management of the Adviser deems relevant. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser's parent company, Robeco USA, Inc.

     For its services to the Master Fund, the Adviser receives one-half of the Incentive Fee from the Manager, see "Incentive Fee." The Adviser may be paid a performance-based fee for certain share classes in another fund it manages.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     The following table provides information relating to other accounts managed by the members of the Adviser's
Manager Selection Committee for the Master Fund's portfolio.

                                                                NUMBER OF
                                                            ACCOUNTS MANAGED                     TOTAL ASSETS
                                                                  WITH                           MANAGED WITH
                                              NUMBER OF     PERFORMANCE-BASED                  PERFORMANCE-BASED
                                          ACCOUNTS MANAGED    ADVISORY FEES     TOTAL ASSETS     ADVISORY FEES
                                          ----------------  -----------------  --------------  -----------------
RONALD S. TAUBER
   Registered investment companies...             2                N/A         $   76,900,000        N/A
   Other pooled investment vehicles..             4                 1          $  981,100,000    $31,500,000
   Other accounts....................           N/A                N/A              N/A              N/A
PETER A. LEVY
   Registered investment companies...             2                N/A         $   76,900,000        N/A
   Other pooled investment vehicles..             4                 1          $  981,100,000    $31,500,000
   Other accounts....................           N/A                N/A              N/A              N/A
ANNE BROWN FARRELL
  Registered investment companies....             2                N/A         $   76,900,000        N/A
  Other pooled investment vehicles...             4                 1          $  981,100,000    $31,500,000
  Other accounts.....................           N/A                N/A              N/A              N/A
PAUL S. PLATKIN
  Registered investment companies....             2                N/A         $   76,900,000        N/A
  Other pooled investment vehicles...             4                 1          $  981,100,000    $31,500,000
  Other accounts.....................           N/A                N/A              N/A              N/A
MICHAEL MURPHY
  Registered investment companies....             2                N/A         $   76,900,000        N/A
  Other pooled investment vehicles...             4                 1          $  981,100,000    $31,500,000
  Other accounts.....................           N/A                N/A              N/A              N/A

     Investment decisions at the Adviser are made by two committees, the Strategy Selection & Allocation Committee and the Manager Selection Committee. A consensus must be reached before an investment decision is made. The committees hold regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

     The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager's management of the Master Fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.

     The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER

     As of March 31, 2006, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund.

                          INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement among the Manager, the Adviser and the Master Fund (the "Advisory Agreement") provides that the Adviser is responsible, subject to the supervision of the Manager and the Master Fund's Board, for formulating a continuing investment program for the Master Fund. The Adviser makes all decisions regarding the Master Fund's purchases and withdrawals of interests in Investment Funds. The Adviser does not provide separate investment advisory services to the Fund. However, the Fund, as an investor in the Master Fund, benefits from the services that the Adviser provides to the Master Fund.

     The Advisory Agreement became effective as of May 31, 2006, and will continue in effect from year to year if the continuance is approved annually by
(i) the vote of a majority of the Master Fund's Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) the Master Fund's Board or the vote of a majority of the outstanding voting securities of the Master Fund.

     The Advisory Agreement may be terminated (i) by the Manager at any time, without the payment of any penalty, (ii) by the Manager's recommendation to, and by a vote of a majority of, the Master Fund's Board or by vote of a majority of the outstanding voting securities of the Master Fund on 60 days' written notice to the Adviser or (iii) by the Adviser at any time, without the payment of any penalty, on 60 days' prior written notice to the Manager. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act.

     To the extent the Fund, as an investor in the Master Fund, votes on the approval or termination of the Advisory Agreement, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, the Adviser will not be liable to the Master Fund or its members for any error of judgment, for any mistake of law or for any other act or omission in connection with the performance of services to the Master Fund. The Adviser does not represent that any level of performance will be achieved. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person's willful malfeasance, bad faith or gross negligence of duty.

     Pursuant to the terms of the Advisory Agreement, the Adviser receives, as compensation for its services, one-half of the Management Fee and the Incentive Fee payable to the Manager.

     Prior to the Fund's reorganization into a master-feeder structure and execution of the Advisory Agreement with the Manager and the Master Fund, the Adviser served as an investment adviser to the Fund pursuant to an investment advisory agreement among the Adviser, the Manager and the Fund (the "Former Advisory Agreement"), and was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund's investment program. In the master-feeder structure, the Fund's assets consisting of interests in Investment Funds and, consequently, the portfolio management function are transferred to the Master Fund and, as a result, the Former Advisory Agreement was terminated, and the Adviser, the Manager and the Master Fund entered into the Advisory Agreement. The Advisory Agreement is identical in substance to the Former Advisory Agreement.

     For a discussion of the basis of the Master Fund's Board's approval of the Advisory Agreement, please see the Fund's semi-annual shareholder report for the period ended September 30, 2006.

COMPENSATION PAID BY THE FUND TO THE ADVISER

     Prior to the Fund's reorganization into a master-feeder structure and entering into the Advisory Agreement with the Master Fund, the Adviser was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund's investment program. In consideration for its services, the Adviser received the following total fees for the periods indicated:

          FISCAL YEAR ENDED MARCH 31,                        FEES
                    2006                                   $586,306
                    2005                                   $444,573
                    2004                                   $446,596

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ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND
AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The submission of matters to a vote of security holders is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c)  Proxy voting procedures.


--------------------------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                          Mercantile Alternative Strategies Fund LLC

                                      /s/ Kevin A. McCreadie
By (Signature and Title)*             ------------------------------------------
                                      Kevin A. McCreadie
                                      Chief Executive Officer
Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                      /s/ Kevin A. McCreadie
By (Signature and Title)*             ------------------------------------------
                                      Kevin A. McCreadie
                                      Chief Executive Officer
Date: May 22, 2006


                                      /s/ Scott J. Liotta
By (Signature and Title)*             ------------------------------------------
                                      Scott J. Liotta
                                      Chief Financial Officer
Date: May 22, 2006
*  Print the name and title of each signing officer under his or her signature.